UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2004

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operations and Financial Condition.

On January 26, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting fourth quarter and 2003 year-end results and the retirement of Fred Turner.  The press release is furnished as Exhibit 99.1 and is attached hereto.   Also furnished as Exhibit 99.2 is supplemental information for the quarter and year ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION

(Registrant)

Date:	January 26, 2004	By:	/s/ Peter J. Bensen
Peter J. Bensen
Corporate Vice President - Assistant Controller

Exhibit Index

Exhibit No.

99.1	News Release of McDonald's Corporation issued January 26, 2004:
McDonald's Ends Year with Strong Performance First Year of Revitalization Exceeds Plan Senior Chairman Fred Turner Retires
99.2	McDonald's Corporation: Supplemental Information, Quarter and Year Ended December 31, 2003